SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 1, 1997


                            PAGE AMERICA GROUP, INC.
               (Exact name of registrant as specified in charter)



    NEW YORK                 1-10682                      13-2865787
(State or other            (Commission                  (IRS Employer
 jurisdiction of           File Number)                 Identification
 incorporation)                                         No.)


c/o Bariston Associates, Inc.
One International Place, Boston, Massachusetts             02110
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (617) 330-8950


125 State Street, Hackensack, New Jersey 07601
(Former name or former address, if changed since last report)

Item 2. Disposition of Assets.

     On July 1, 1997, the Company sold substantially all of its assets and certain of its liabilities to Metrocall, Inc. The purchase price of $58.5 million consisted of $24.5 million of cash, $15 million of Series B Junior Convertible Preferred Stock and $19 million of Common Stock of Metrocall, Inc. Proceeds from the sale have been used as follows: a) $19.3 million to repay current maturities of long-term debt; b) $1.8 million towards accrued interest and accounts payable; and c) $1.0 million for transaction costs.


Item 7. Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired

         Not applicable

         (b)      Proforma Financial Information

         The following unaudited proforma condensed consolidated financial statements are filed with this report:

    Unaudited Proforma Condensed Consolidated Balance Sheet as of June 30, 1997 Unaudited Proforma Condensed Consolidated Statements of Operations
              Year ended December 31, 1996
              Six months ended June 30, 1997

     The unaudited proforma condensed consolidated balance sheet of Registrant as of June 30, 1997 reflects the financial position of Registrant after giving effect to the disposition of substantially all of the assets and liabilities, acquired or assumed, of the Company and assumes the disposition took place on June 30, 1997. The unaudited proforma condensed consolidated statements of operations for the year ended December 31, 1996 and six months ended June 30, 1997 assumes that the disposition occurred on January 1, 1996, and are based on the operations of the Registrant for the year ended December 31, 1996 and six months ended June 30, 1997. Such unaudited proforma condensed consolidated financial statements also reflect the use of proceeds to reduce the existing senior bank credit facility, accrued interest, transaction costs and other accounts payable.

     The unaudited proforma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited proforma condensed consolidated financial statements presented here are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant or the results that would have actually occurred had the transaction been in effect for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the dispositions only from the actual closing date.

The unaudited proforma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

     (c) Exhibits

     Not Applicable

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized as of the date indicated.

                                               PAGE AMERICA GROUP, INC.

Dated: September 15, 1997                      By: /s/ David A. Barry
                                                       David A. Barry
                                                       President and Chairman


                             PAGEAMERICA GROUP, INC.
             Unaudited Proforma Condensed Consolidated Balance Sheet
                               As of June 30, 1997
                                 (in thousands)

                                                           Historical              Proforma              Proforma
                                                          Page America            Adjustments            Amounts
                                                          -------------           -----------           ---------
   ASSETS
Current assets
   Cash and cash equivalents                               $623                    $2,449 (a)           $3,072
   Accounts receivable                                      326                                            326
   Prepaid expenses and other current assets                113                                            113
   Assets held for sale, net of liabilities assumed      34,102                   (34,102)(b)                0
                                                         ---------               ---------              --------
       Total current assets                              35,164                   (31,653)               3,511

Other assets                                                473                      (473)(b)                0
Equity investments                                                                 33,979 (a)           33,979
                                                         ----------              ---------             --------
                                                            473                    33,506               33,979
                                                        -----------              ---------             --------
                                                        $35,637                    $1,853              $37,490
                                                        ===========              =========             ========


                        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities
   Current maturities of long-term debt                 $52,448                  ($19,260)(a)          $33,188
   Accounts payable and accrued expenses                  5,205                    (1,832)(a)            3,373
   Dividends payable                                      4,295                    (4,295)(c)                0
                                                        ----------               ---------             ---------
       Total current liabilities                         61,948                   (25,387)              36,561
Long-term debt, less current maturities                    --                                             --

Shareholders' equity (deficit)
   series one convertible preferred stock                30,068                                         30,068
   Common stock                                           1,602                                          1,602
   Paid-in capital                                       53,499                                         53,499
   Accumulated deficit                                 (111,480)                   27,240 (a)(b)(c)    (84,240)
                                                      ------------               ---------             --------
                                                        (26,311)                   27,240                  929
                                                      ------------               ---------             --------
                                                        $35,637                    $1,853              $37,490
                                                      ============               =========             =========

Notes to the unaudited proforma condensed consolidated balance sheet as of June 30, 1997:


(a) To reflect the cash proceeds of $24.5 million, $15.0 million of Series B Junior Convertible Preferred Stock and $19 million of Common Stock of Metrocall, Inc. received from the sale of the Company's paging operations to Metrocall, Inc. and the use of proceeds as follows:
         a) $19.3 million to repay current maturities of long-term  debt;
         b) $2.6 million to pay accrued interest and accounts payable (offset by $771,000 transaction costs accrued); and (c)
         $654,000 for transaction costs.

(b) To reflect the acquisition of substantially all of the Company's paging assets and assumption of liabilities by Metrocall, Inc.

(c) To reflect the agreement with the Series One Preferred Shareholders to waive the payment of accrued dividends.


                            PAGE AMERICA GROUP, INC.
        Unaudited Proforma Condensed Consolidated Statement of Operations
                          Year Ended December 31, 1996
                                 (in thousands)

                                                        Historical              Proforma               Proforma
                                                        Page America            Adjustments            Results
                                                        -------------           -----------            --------
Revenues                                                      $0                                            $0
                                                        ------------            -----------            ---------
Expenses
   Sales, administrative and general                      1,403                      (970)  (a)            433
   Interest                                               6,141                    (1,559)  (b)          4,582
   Other                                                    573                                            573
                                                        ------------            -----------            ---------
        Total expenses                                    8,117                    (2,529)               5,588

Dividend income                                                                     2,100  (c)           2,100
                                                        ------------            -----------             --------
Net loss from continuing operations                      (8,117)                    4,629               (3,488)

Net gain from discontinued operations                         7                        (7) (d)               0
                                                        ------------            ----------              --------
NET LOSS                                                ($8,110)                   $4,622              ($3,488)
                                                        ============            ==========             =========

                            PAGE AMERICA GROUP, INC.
        Unaudited Proforma Condensed Consolidated Statement of Operations
                         Six Months Ended June 30, 1997
                                 (in thousands)


                                                        Historical              Proforma             Proforma
                                                      Page America            Adjustments             Results
                                                      ------------            ------------          -----------
Revenues                                                     $0                                            $ 0
                                                      ------------              ----------           -----------
Expenses
   Sales, administrative and general                        671                      (479) (a)             192
   Interest                                               3,045                      (794) (b)           2,251
   Other                                                    106                                            106
                                                      -------------             -----------           ----------
        Total expenses                                    3,822                    (1,273)               2,549

Dividend income                                                                     1,050  (c)           1,050
                                                      --------------            -----------           ----------
Net loss from continuing operations                      (3,822)                    2,323               (1,499)

Net loss from discontinued operations                      (307)                      307  (d)               0
                                                      --------------            -----------            ---------
NET LOSS                                                ($4,129)                   $2,630              ($1,499)
                                                      ==============            ===========            ==========

Notes to the unaudited proforma condensed consolidated statements of operations for six months ended June 30, 1997 and year ended December 31, 1997:


(a) To reflect reduction of expenses related to officers and employees terminated as a result of the sale to Metrocall, Inc.

(b) Reduction in interest expense resulting from the use of proceeds to pay down $19.3 million of the Company's debt.

(c) To reflect dividend income from the $15.0 million Series B Junior Convertible Preferred Stock of Metrocall, Inc.

(d) To eliminate the operating results of paging operations sold to Metrocall, Inc. effective January 1, 1996.